                                                                  EXHIBIT 23.6

                           CONSENT OF KIRK WORTMAN


   I hereby consent to the reference in the Prospectus constituting part of Amendment No. 3 to the Registration Statement on Form S-1 of Quaker Holding Co. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Kirk B. Wortman
                                          -------------------
                                              Kirk Wortman


July 29, 1997